Exhibit 99.1

SK Growth Opportunities Corporation Announces the Separate Trading of its Class A Ordinary Shares and Warrants Commencing August 15, 2022

(NEW YORK, August 10, 2022) – SK Growth Opportunities Corporation (NASDAQ: SKGRU) (the “Company”) today announced that, commencing August 15, 2022, holders of the units sold in the Company’s initial public offering of units (the “Units”), completed on June 28, 2022, may elect to separately trade the Class A ordinary shares and warrants comprising the Units. Those Units not separated will continue to trade on the Nasdaq Global Market (the “Nasdaq”) under the symbol “SKGRU,” and the Class A ordinary shares and warrants that are separated will trade on the Nasdaq under the symbols “SKGR” and “SKGRW,” respectively. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into Class A ordinary shares and warrants.

The Units were initially offered by the Company in an underwritten offering. Deutsche Bank Securities Inc. acted as sole book-running manager for the offering. A registration statement relating to the Units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on June 23, 2022.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering was made only by means of a prospectus, copies of which may be obtained for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, copies of the prospectus may be obtained for free from Deutsche Bank Securities Inc, Attn: Prospectus Department, One Columbus Circle, New York, New York 10019, telephone: 800-503-4611

About SK Growth Opportunities Corporation

SK Growth Opportunities Corporation is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. SK Growth Opportunities Corporation may pursue an initial business combination opportunity in any industry or geographical location.

Cautionary Statement Regarding Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. Copies are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

For more information, contact:

Derek Jensen

derekjensen@skgrowthopportunities.com

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